Exhibit 32.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Scott Dietzen, certify pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Pure Storage, Inc. for the quarterly period ended October 31, 2015, fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and result of operations Pure Storage, Inc.

Date: December 10, 2015	By:	/s/ Scott Dietzen
Scott Dietzen
Chief Executive Officer (Principal Executive Officer)

I, Tim Riitters, certify pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Pure Storage, Inc. for the quarterly period ended October 31, 2015, fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and result of operations Pure Storage, Inc.

Date: December 10, 2015	By:	/s/ Timothy Riitters
Timothy Riitters
Chief Financial Officer (Principal Financial Officer)

This certification accompanies the Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Pure Storage, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.